Exhibit 10.29



                        HILB, ROGAL AND HAMILTON COMPANY

                         2000 RESTRICTED STOCK AGREEMENT


         THIS RESTRICTED STOCK AGREEMENT, dated as of this 12th day of February,

2001,  between Hilb, Rogal and Hamilton  Company,  a Virginia  corporation ("the

Company"),  and ____ (the  "Employee"),  is made  pursuant  and  subject  to the provisions  of the Company's  2000 Stock  Incentive  Plan, as amended,  which is incorporated  herein  by  reference,  and any  future  amendments  thereto  (the

"Plan"), a copy of which is attached.  All terms used herein that are defined in the Plan shall have the same meanings given them in the Plan.

         1.       Award of Restricted  Stock.  The Company  hereby awards to the

Employee,  subject to the terms and conditions of the Plan and the provisions of this  Agreement, ________ shares of Common Stock of the Company (the "Restricted

Stock").

         2.       Terms and Conditions.  The award of Restricted Stock hereunder is subject to the following terms and conditions:

                  (a)      Contingent Vesting.  The award of Restricted Stock to

Employee is intended to encourage  Employee to cause the  operating  earnings of

Company to grow by at least 10% per calendar  year. At each of the vesting dates set forth in paragraph 2(b),  Restricted  Stock will be eligible to vest only if the Company  achieves a 10% annual  growth in fully  diluted  earnings per share based on Operating  Income in at least one of the two preceding  calendar years.

If the earnings growth  requirement has not been met at any of the vesting dates set forth in paragraph  2(b), all of the Restricted  Shares eligible for vesting on that date shall be cancelled.

                  (b)      Restricted  Period.  Except as provided in paragraphs

2(a)  and 3, the  Restricted  Stock  shall  vest and  become  nonforfeitable  in accordance with the schedule set forth below:

                                              10%                    Percent of
                Date              Earnings Growth Requirement       Award Vested
                ----                                                ------------

         February 12, 2003               2002 vs. 2001                   25%
                                              or
                                         2001 vs. 2000

          February 12, 2004              2003 vs. 2002                   50%
                                              or
                                         2002 vs. 2001

         February 12, 2005               2004 vs. 2003                   75%
                                              or
                                         2003 vs. 2002

         February 12, 2006               2005 vs. 2004                  100%
                                              or
                                         2004 vs. 2003

         The period from the date hereof  until the shares of  Restricted  Stock have become 100% vested shall be referred to as the "Restricted Period."

                  (c)      Issuance of  Certificates;  Restrictive  Legend.  The

stock  certificate(s)  evidencing  the  Restricted  Stock  shall be  issued  and registered  on the  Company's  books and records in the name of the  Employee as soon as  practicable  following  the date of this  Agreement.  The Company shall retain physical  possession and custody of each stock  certificate  representing the Restricted  Stock until such time as the Restricted  Stock becomes vested in accordance with paragraph 2(b) above. The Employee will deliver to the Company a stock power,  endorsed in blank, with respect to each award of Restricted Stock.

Each stock  certificate  shall bear a restrictive  legend in  substantially  the following form:

                           The  shares   represented  by  this  certificate  are
                  restricted and may be transferred only in accordance with the Restricted Stock Agreement between Hilb, Rogal and Hamilton Company and [name of Employee], dated February 12, 2001.

Upon the written request of the Employee following the vesting of any portion of the shares of Restricted  Stock prior to any event of forfeiture under paragraph

3, the Company will promptly



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

issue a stock certificate,  without such restrictive legend, with respect to the vested portion of the shares of the Restricted Stock registered on the Company's books and records in the name of the Employee.  Following the  expiration of the

Restricted Period, the Company will promptly issue a stock certificate,  without such  restrictive  legend,  for any shares of Restricted  Stock that have vested prior to any event of  forfeiture  under  paragraph 3 and have not been reissued without a restrictive legend as provided in the preceding sentence.

                  (d)      Transferability.  During the Restricted  Period,  the

Employee shall not sell, assign,  transfer,  pledge, exchange,  hypothecate,  or otherwise dispose of unvested  Restricted Stock. Upon receipt by the Employee of stock  certificate(s)  representing  vested shares without a restrictive  legend pursuant to paragraph 2(c) above, the Employee may hold or dispose of the shares represented by such certificate(s), subject to compliance with (i) the terms and conditions of the Plan and this Agreement and (ii) applicable securities laws of the United States of America and the Commonwealth of Virginia.

                  (e)      Shareholder  Rights.  Prior to any  forfeiture of the

shares of  Restricted  Stock and while the  shares  are  Restricted  Stock,  the

Employee shall,  subject to the terms of this Agreement and the  restrictions of the Plan,  have all  rights  of a  shareholder  with  respect  to the  shares of

Restricted Stock awarded hereunder, including the right to receive dividends and other  distributions  as and when  declared  by the  Board of  Directors  of the

Company and the right to vote the shares of Restricted Stock.

                  (f)      Tax Withholding.  The Company shall have the right to

retain and withhold from any award of the Restricted  Stock, the amount of taxes required by any  government  to be withheld or otherwise  deducted and paid with respect to such award. At its  discretion,  the Company may require the Employee receiving shares of Restricted  Stock to pay



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

or  otherwise  reimburse  the Company in cash for any such taxes  required to be withheld by the Company and withhold any  distribution in whole or in part until the Company is so paid or  reimbursed.  In lieu thereof,  the Company shall have the  unrestricted  right to  withhold,  from any other cash  amounts  due (or to become  due) from the  Company to the  Employee,  an amount  equal to such taxes required to be withheld  by the  Company to  reimburse  the Company for any such taxes (or retain and  withhold  a number of shares of vested  Restricted  Stock,

having a market  value not less than the  amount of such  taxes,  and  cancel in whole or in part any such shares so withheld,  in order to reimburse the Company for any such taxes).

         3.       Death; Disability;  Retirement; Termination of Employment. The

shares  of  Restricted  Stock  not yet  vested  shall  become  100%  vested  and transferable  in the event that the  Employee  dies or becomes  permanently  and total disabled  (within the meaning of Section  22(e)(3) of the Internal Revenue

Code)  while  employed  by the  Company or an  Affiliate  during the  Restricted

Period.  Upon  attaining  age 62 with 10  consecutive  years of service with the

Company or an Affiliate,  or in any other circumstance approved by the Committee in its sole discretion,  the shares of Restricted Stock shall become 100% vested and  transferable.  In all events other than those previously  addressed in this paragraph,  if the  Employee  ceases  to be an  employee  of the  Company  or an

Affiliate,  the Employee shall be vested only as to that percentage of shares of

Restricted  Stock  which  are  vested  at the  time  of the  termination  of his employment  and the Employee shall forfeit the right to the shares of Restricted

Stock which are not yet vested on the termination date.

         4.       No Right to  Continued  Employment.  This  Agreement  does not confer upon the Employee any right with respect to  continuance of employment by the Company or an Affiliate, nor
shall it  interfere  in any way with the right of the Company or an Affiliate to terminate his or her employment at any time.

         5.       Change  of  Control  or  Capital  Structure.  Subject  to  any

required  action by the  shareholders  of the  Company,  the number of shares of

Restricted Stock covered by this award shall be proportionately adjusted and the terms of the  restrictions  on such shares  shall be  adjusted as the  Committee shall  determine  to be  equitably  required for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting

from  any  stock  dividend  (but  only  on  the  Common  Stock),   stock  split,

subdivision, combination, reclassification, recapitalization or general issuance to  the  holders  of  Common  Stock  of  rights  to  purchase  Common  Stock  at substantially  below its then fair  market  value or any change in the number of shares of Common Stock outstanding  effected without receipt of cash,  property,

labor or services by the Company or for any  spin-off or other  distribution  of assets to shareholders.

         In the event of a Change of  Control,  this award of  Restricted  Stock shall  immediately  vest pursuant to the  provisions  of Section  XIII(3) of the

Plan.  In the event of a change in the Common  Stock of the Company as presently constituted,  which  is  limited  to a change  of all or part of its  authorized shares without par value into the same number of shares with a par value, or any subsequent change into the same number of shares with a different par value, the shares  resulting  from any such change  shall be deemed to be the Common  Stock within the meaning of the Plan.

         The award of Restricted  Stock pursuant to the Plan shall not affect in

any  way  the   right   or   power   of  the   Company   to  make   adjustments,

reclassifications,  reorganizations  or  changes  of  its  capital  or  business structure  or to merge or to  consolidate  or to  dissolve,  liquidate,  sell or transfer all or any part of its business or assets.

         6.       Governing  Law.  This  Agreement  shall  be  governed  by  and construed  and  enforced  in  accordance  with the laws of the  Commonwealth  of

Virginia, except to the extent that federal law shall be deemed to apply.

         7.       Conflicts. In the event of any conflict between the provisions of the  Plan  as in  effect  on the  date  hereof  and  the  provisions  of this

Agreement, the provisions of the Plan shall govern. All references herein to the

Plan shall mean the Plan as in effect on the date hereof.

         8.       Employee  Bound  by Plan.  The  Employee  hereby  acknowledges receipt  of a copy of the Plan and  agrees  to be  bound  by all the  terms  and provisions thereof.

         9.       Binding Effect.  Subject to the limitations  stated herein and in the Plan,  this  Agreement  shall be binding upon and inure to the benefit of the legatees, distributees, and personal representatives of the Employee and the successors of the Company.

         10.      Forfeiture of Certain Gains.

                  (a)      Termination  for Cause.  If Employee's  employment is

terminated  for  "Cause"  within  one year of any  vesting of  Restricted  Stock herein, the Employee shall pay to the Company an amount equal to the Fair Market

Value of such  Restricted  Stock on the date of  vesting  without  regard to any subsequent  market price increase or decrease.  For purposes of this  paragraph,

"Cause"  shall  have the  meaning  ascribed  to it in any  employment  agreement between  the  Employee  and  the  Company  that  is in  effect  at the  time  of termination and, if no such agreement exists, it shall mean:

                           (i)      the  willful  and  continued  failure of the

Employee to perform  substantially the Employee's duties with the Company or one of its affiliates  (other than any such failure resulting from incapacity due to physical or mental illness),  after a written demand for substantial performance is delivered to the Employee by the Company which specifically identifies the manner in which the Company believes that the Employee has not substantially performed the Employee's duties, or

                           (ii)     the  willful  engaging  by the  Employee  in

illegal  conduct  or gross  misconduct  which  is  materially  and  demonstrably injurious to the Company.

                  (b)      Forfeiture if Employee Engages in Certain Activities.

If Employee  engages in any  activity in  competition  with any  activity of the

Company,  or  inimical,  contrary or harmful to the  interests  of the  Company,

including  but not  limited  to (i)  accepting  employment  with or serving as a consultant  advisor  or  in  any  other  capacity  to  an  employer  that  is in competition with or acting against the interests of the Company, (ii) disclosing or misusing any confidential  information or material  concerning the Company or

(iii)  participating  in any hostile  takeover  attempt,  then (1) any  unvested

Restricted Stock shall be forfeited and cancelled and (2) the Employee shall pay to the Company an amount  equal to the Fair Market Value on the date of vesting,

without  regard to any  subsequent  market price  increase or  decrease,  of any

Restricted Stock that vested within one year of the date such activity began.

                  (c)      Right  of  Set-off.  Employee  hereby  consents  to a

deduction  from any amounts  owed by the  Company to Employee  from time to time

(including  amounts  owed as wages or other  compensation,  fringe  benefits  or vacation  pay, to the extent of any  amounts  Employee  owes the  Company  under paragraph  10(a) and (b).  Whether or not the Company elects to make any set-off in whole or in part,  if Company  does not  recover by means of set-off the full amount owed by  Employee  under  paragraphs  10(a) and (b),  Employee  agrees to immediately pay the unpaid balance to the Company.

         IN WITNESS WHEREOF,  the Company has caused this Agreement to be signed by a duly authorized Employee, and the Employee has affixed his or her signature hereto.
                                     HILB, ROGAL AND HAMILTON COMPANY


                                     By:    ____________________________________

                                     Title: ____________________________________


                                     [NAME OF EMPLOYEE]


                                     ___________________________________________
                                     Signature

FOR VALUE  RECEIVED I hereby  sell,  assign and  transfer  unto HILB,  ROGAL AND

HAMILTON  COMPANY,  _________________  (___) shares of the Common Stock of Hilb,

Rogal and Hamilton  Company standing in my name on the books of said Corporation

represented  by  Certificate  No.  ____  herewith  and  do  hereby   irrevocably

constitute and appoint WALTER L. SMITH,  or his designee or successor,  attorney to transfer  the said stock on the books of the within  named  Company with full power of substitution in the premises.

     Dated __________, 2001


                                                ________________________________
                                                [Signature - exact name as it
                                                appears on certificate(s)]

                                                ________________________________
                                                [Print Name]









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

                             RESTRICTED STOCK AWARDS
                           TO NAMED EXECUTIVE OFFICERS




EMPLOYEES                             GRANT DATE                 SHARES
---------                             ----------                 ------

Andrew L. Rogal                        02/13/01                   4,000

Martin L. Vaughan, III                 02/13/01                   3,000

Timothy J. Korman                      02/13/01                   2,000

Jack P. McGrath                        02/13/01                   2,000

Robert B. Lockhart                     02/13/01                   1,600